                                                                 EXHIBIT 10.10.2


                              A S S I G N M E N T
                              -------------------

               WHEREAS, H. John Gluskin is the lessee under the terms of that certain Lease Agreement by and between Las Vegas Lodge No. 32, Free and Accepted Masons, as lessor, dated the 24th day of July, 1954, under the terms of which the lessor has leased unto the lessee the real property situated in the City of Las Vegas, Clark County, Nevada, described as follows:

               Lots 1, 2, 3 and 4 of Block 30, Clark's Las Vegas Townsite, as recorded in Book 1 of Plats, Page 37, in the Office of the County Recorder for Clark County, Nevada and

               WHEREAS, H. John Gluskin did, on the 26th day of July, 1954, make and execute a power of attorney making, constituting and appointing Hy Goldfeld as his true and lawful attorney for him and in his name place and stead and for his use and benefit to do all things which said H. John Gluskin might do in connection with the property heretofore described.

               NOW, THEREFORE, for value received, the receipt of which is hereby acknowledged, I, Hy Goldfeld, acting for and on behalf of H. John Gluskin, by and through a power of attorney from H. John Gluskin to Hy Goldfeld dated the 26th day of July, 1954, do hereby assign to David Goldwater all the right, title and interest of H. John Gluskin in and to that certain Lease Agreement dated the 24th day of July, 1954 wherein H. John Gluskin is the lessee and the Las Vegas Lodge No. 32, Free and Accepted Masons, of Las Vegas, Nevada, is the lessor, which Lease Agreement provides for the leasing of said property from the lessor to the lessee, described as:

               Lots 1, 2, 3 and 4 of Block 30, Clark's Las Vegas Townsite, as recorded in Book 1 of Plats, Page 37, in the Office of the County Recorder for Clark County, Nevada,

          subject to all the terms and conditions of said Lease, and I do, for and on behalf of H. John Gluskin, in accordance with the power of attorney heretofore referred to, hereby remise, release and quitclaim unto David Goldwater all my right, title and interest in

                              EXHIBIT "C" PAGE 25
                                      -1-
          and to the real property described herein.

               IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 1954.


                                         /s/ Hy Goldfeld
                                            -----------------------
                                             HY GOLDFELD


STATE OF NEVADA  )
                 ) SS:
COUNTY OF CLARK  )

               On this 27th day of July, 1954, before me, the undersigned, a Notary Public in and for said County and State, personally appeared HY GOLDFELD, known to me to be the person described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

                                         /s/    Mary Engle
                                            -----------------------------------
                                            NOTARY PUBLIC, CLARK COUNTY, NEVADA
                                                 My Commission Expires 5-3-58

               (NOTARIAL SEAL)

               David Goldwater hereby accepts the foregoing Assignment, and expressly accepts and assumes all terms and covenants in the Lease Agreement contained to be kept and performed by the lessee, and agrees to comply with and be bound by all of said terms and covenants.

                                         /s/ David Goldwater
                                            --------------------------
                                             DAVID GOLDWATER


STATE OF NEVADA  )
                 )
COUNTY OF CLARK  )

               On this 27th day of July, 1954, before me, the undersigned, a Notary Public in and for said County and State, personally appeared DAVID GOLDWATER, known to me to be the person described in and who executed the foregoing instrument, and duly

                              EXHIBIT "C" PAGE 26
          acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

                                             s/s Mary Engle
                                             --------------------------
                                             NOTARY PUBLIC, CLARK COUNTY, NEVADA

                                               My Commission Expires 5-3-58

               (NOTARIAL SEAL)






          Lease recorded Document No. 16355, Amendment to Lease recorded Document No. 16357, Power of Attorney recorded Document No. 16357.



                                             CERTIFIED TO BE A TRUE AND
                                             CORRECT COPY OF THE ORIGINAL
                                             NEVADA SOUTHERN TITLE, INC.

                                             BY /s/ XXX
                                               ----------------------------

          No. 16359
          RECORDED AT THE REQUEST OF
          DAVID GOLDWATER
          Jul. 27 4:29pm '54
          OFFICIAL RECORDS BOOK NO. 17
          CLARK COUNTY, NEVADA

          Paul C O'Malley, Recorder

          Mail to 300 Fremont St, City


                              EXHIBIT "C" PAGE 27

                              A S S I G N M E N T
                              -------------------

     WHEREAS, H. John Gluskin is the Lessee under the terms of that certain Lease Agreement by and between Las Vegas Lodge No. 32, Free and Accepted Masons, as Lessor, dated the 24th day of July, 1954, under the terms of which the Lessor has leased unto the Lessee the real property situated in the City of Las Vegas, Clark County, Nevada, described as follows:

     Lots 1, 2, 3, and 4 of Block 30, Clark's Las Vegas Townsite, as recorded in Book 1 of Plats, Page 37, in the Office of the County Recorder for Clark County, Nevada, and

     WHEREAS, H. John Gluskin did, on the 28th day of July, 1954, make and execute a power of attorney making, constituting and appointing Hy Goldfeld as his true and lawful attorney for him and in his name, place and stead and for this use and benefit to do all things which said H. John Gluskin might do in connection with the property heretofrom described.

     NOW, THEREFORE, for value received, the receipt of which is hereby acknowledged, I, Hy Goldfeld, acting for and on behalf of H. John Gluskin, by and through a power of attorney from H. John Gluskin to Hy Goldfeld dated the 26th day of July, 1954, do hereby assign to David Goldwater all the right, title and interest of H. John Gluskin in and to that certain Lease Agreement dated the 24th day of July 1954, wherein H. John Gluskin is the Lessee and the Las Vegas Lodge No. 32, Free and Accepted Masons, of Las Vegas, Nevada, is the Lessor, which Lease Agreement provides for the leasing of said property from the Lessor to the Lessee, described as:

     Lots 1, 2, 3, and 4 of Block 30, Clark's Las Vegas Townsite, as recorded in Book 1 of Plats, Page 37, in the Office of the County Recorder for Clark County, Nevada,

subject to all the terms and conditions of said Lease, and I do, for and on behalf of H. John Gluskin, in accordance with the power of attorney heretofore referred to, hereby remise, release and quitclaim unto David Goldwater all my rights, title and interest in


                              EXHIBIT "C" PAGE 28
          and to the real property described herein.

               IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 1954.

                                          s/s H. John Gluskin
                                             ---------------------
                                              H. JOHN GLUSKIN

                                          s/s By Hy Goldfeld
                                             ---------------------
                                                 HY GOLDFELD
                                             his Attorney-in-Fact

          STATE OF NEVADA  )
                           ) SS:
          COUNTY OF CLARK  )

               On this 27th day of July, 1954, before me, the undersigned, a Notary Public in and for said County and State, personally appeared HY GOLDFELD, known to me to be the person described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

                                          s/s       Mary Engle
                                             -----------------------------------
                                             NOTARY PUBLIC, CLARK COUNTY, NEVADA
                                                My Commission Expires 5-3-58

                    (NOTARIAL SEAL)

               David Goldwater hereby accepts the foregoing Assignment, and expressly accepts and assumes all terms and covenants in the Lease Agreement contained to be kept and performed by the lessee, and agrees to comply with and be bound by all of said terms and covenants.

                                          s/s   David Goldwater
                                             ---------------------------
                                                DAVID GOLDWATER

          STATE OF NEVADA  )
                           ) SS:
          COUNTY OF CLARK  )

               On this 27th day of July, 1954, before me, the undersigned, a Notary Public in and for said County and State, personally appeared DAVID GOLDWATER, known to me to be the person described in and who executed the foregoing instrument, and duly


                              EXHIBIT "C" PAGE 29
          acknowledge to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

                                          /s/  MARY ENGLE
                                             -----------------------------------
                                             NOTARY PUBLIC, CLARK COUNTY, NEVADA
                                             My Commission Expires 5-3-58
          (NOTARIAL SEAL)




          lease recorded Document No. 16355, Amendment to Lease recorded Document No. 16356, Power of Attorney recorded Document No. 16357.

          No. 16523
          RECORDED AT THE REQUEST OF
          DAVID GOLDWATER
          JUL 29 4:23 PM '54
          OFFICIAL RECORDS BOOK NO. 17
          CLARK COUNTY, NEVADA
          PAUL C. O'MALLEY, RECORDER


                                        RIDER FOLLOWS




          mail to:
          300 Fremont St., City


                              EXHIBIT "C" PAGE 30

          STATE OF NEVADA  )
                           ) SS:
          COUNTY OF CLARK  )


               On this 27th day of July, 1954, personally appeared before me, a notary public in and for said County and State, HY GOLDFELD, known to me to be the person whose name is subscribed to the within instrument as the attorney in fact of H. JOHN GLUSKIN and acknowledged to me that he subscribed the name of said H. JOHN GLUSKIN thereto as principal, and his own name as attorney in fact, freely and voluntarily and for the uses and purposes therein mentioned.


                                          s/s  Mary Engle
                                          -----------------------------------
                                          NOTARY PUBLIC, CLARK COUNTY, NEVADA

                                             My Commission Expires 5-3-58


               (NOTARIAL SEAL)




                                             CERTIFIED TO BE A TRUE AND
                                             CORRECT COPY OF THE ORIGINAL
                                             NEVADA SOUTHERN TITLE, INC.

                                             BY /s/ XXX
                                               ----------------------------


                              EXHIBIT "C" PAGE 31